UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-31019 (Commission File Number)	94-3216714 (IRS Employer Identification No.)

1101 Chess Drive
Foster City, CA (Address of principal executive offices)	94404 (Zip Code)

(650) 655-4200

(Registrant’s telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 – Results of Operations and Financial Condition and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Argonaut Technologies, Inc. under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number	Description

99.1	Press release dated April 24, 2003

Item 9. Regulation FD Disclosure

A copy of the press release issued April 24, 2003 by the Registrant announcing First Quarter 2003 earnings is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003	ARGONAUT TECHNOLOGIES, INC.

	By:	/s/ David Foster David Foster Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated April 24, 2003